                                                              EXHIBIT 21.1

                            TYCO INTERNATIONAL LTD.
                              LIST OF SUBSIDIARIES


     Subsidiary                                    Place of Incorporation
     ----------                                    ----------------------

ARGENTINA
Grinnell Sistemas de Proteccion Contra
 Incedio S.A. de C.V.                                     Argentina
AUSTRALIA
ACN 007 664 253 Pty. Limited (1)                          Australia
ACN 069 907 384 Pty. Limited                              Australia
ADT Security Systems Limited                              Australia
Command Investments Pty. Limited                          Australia
Complete Engineering Group Pty. Limited                   Australia
Complete Engineering Service Division Pty. Ltd.           Australia
Environ Pty. Limited                                      Australia
Fire Control Pty Limited                                  Australia
Fire Guard A.F.S. Pty Ltd.                                Australia
Firefair Pty Limited                                      Australia
Firmagroup Operations Holdings Pty Limited                Australia
G.F.P.S. Pty Limited (2)                                  Australia
ACN 000 233 536 Pty. Limited (3)                          Australia
GAAM Engineering Pty. Ltd.                                Australia
Gold Energy (Aust) Pty. Limited                           Australia
Grinnell Asia Pacific Pty Limited (4)                     Australia
Kendall Australasia Pty Ltd.                              Australia
Tyco Building Products Pty Limited (5)                    Australia
Keystone Asia Pacific Pty. Ltd.                           Australia
Keystone Pacific Pty. Ltd.                                Australia
MB John Limited                                           Australia
Mather & Platt Pty. Ltd.                                  Australia
Newmac Building Products Pty. Limited                     Australia
Silan Pty Limited                                         Australia
Super Nominees (NSW) Pty Limited                          Australia
TESP Pty. Limited                                         Australia
TISP Pty Limited                                          Australia
Tyco Australia Pty Ltd. (ACN 008 399 004) (6)             Australia
Tyco Engineering and Construction (Asia) Pty. Ltd.        Australia
Tyco Grinnell Asia Pacific Pty Limited                    Australia
Tyco International Pty Limited                            Australia
Viking Fire Systems Pty Limited (7)                       Australia
Yarway Australia Pty. Ltd.                                Australia
AUSTRIA
Total Walther Feuerschutz und Sicherheit GmbH             Austria

    Subsidiary                                  Place of Incorporation
    ----------                                  ----------------------

BAHAMAS
Brent Limited                                           Bahamas
Newington Limited                                       Bahamas
BARBADOS
Exeter Holdings, Inc.                                   Barbados
INBRAND FSC                                             Barbados
Kendall International FSC, Inc.                         Barbados
Keystone FSC Ltd.                                       Barbados
BELGIUM
ADT Security Services S.A.                              Belgium
N.V. ADT Security Services S.A.                         Belgium
Wormald S.A.                                            Belgium
Zettler Belgique S.A.                                   Belgium
BERMUDA
Camron (Bermuda) Insurance Ltd.                         Bermuda
Camron Finance (Bermuda) Limited                        Bermuda
Cawich Limited                                          Bermuda
Electro-Protective Limited                              Bermuda
Flying Lion Limited                                     Bermuda
Kral Steel, Ltd.                                        Bermuda
BORNEO
Wormald Borneo Sdn. Bhd.                                Borneo
BRAZIL
Grinnell Sistemas de Protecao contra Incendio Ltda.     Brazil
Keystone do Brasil Ltda.                                Brazil
BRITISH VIRGIN ISLANDS
A-G Casualty Ltd.                                       British Virgin Islands
Somerset Holdings Ltd.                                  British Virgin Islands
CANADA
495649 Ontario Limited                                  Canada
919551 Ontario, Inc.                                    Canada
921150 Ontario, Inc.                                    Canada
ADT Canada Holdings Limited                             Canada
ADT Finance, Inc. (72.8%)                               Canada
ADT Security Services Canada, Inc.                      Canada
Century Industries Company                              Canada
Hawley Group Canada Limited                             Canada
Hygieia Holdings (Canada) Inc.                          Canada
Kendall Canada, Inc.                                    Canada
Keystone Canada, Co.                                    Canada
Ludlow Canada, Inc.                                     Canada
Tyco International of Canada Ltd.(8)                    Canada

Subsidiary                                                Place of Incorporation
----------                                                ----------------------

Unistrut of Canada Limited                                  Canada
Universal Health Care Products (Canada) Inc.                Canada
CAYMAN ISLANDS
Anderson-Greenwood Overseas Ltd.                            Cayman Islands
CHILE
Interco Alarmas De Chile, S.A.                              Chile
Santex, S.A. (50%)                                          Chile
Unistrut Chile Ltda                                         Chile
COLUMBIA
Kendall Columbia, S.A.                                      Columbia
COSTA RICA
Carlisle Costa Rica S.A.                                    Costa Rica
Kendall Innovadores en Cuidados al Paciente S.A.            Costa Rica
CZECH REPUBLIC
Stabilni Hasici Zarizeni spol s.r.o.                        Czech Republic
Zettler C.R. Spol. s.r.o.                                   Czech Republic
DENMARK
Thorn Security Danmark A/S                                  Denmark
Wormald A/S                                                 Denmark
ECUADOR
Grinnell Sistemas de Proteccion Contra Incedio, S.A.        Ecuador
FRANCE
ADT Securite Services                                       France
ADT Security Services S.A. (99.5%)                          France
Acheroise de Participations                                 France
Ansul S.A.                                                  France
Bon & Naga S.A.                                             France
Gachot, SCA                                                 France
Grinnell Distribution France Sarl                           France
INBRAND France SA                                           France
JEL S.A.                                                    France
Kendall S.A.                                                France
Labrotoire Alaune                                           France
Mather & Platt Wormald S.A.                                 France
Omnium de Prevention et de Protection Incendie              France
Sidalec S.A.                                                France
Societe Europeene de Protection Control L'Incendie S.A.     France
Societe Industrial de Rosheim - S.I.R.ROS S.C.A.            France
Tyco Europe S.A.                                            France
Zettler France S.A.R.L.                                     France

Subsidiary                                               Place of Incorporation
----------                                               ----------------------
GERMANY
ARBO Medizin-Technologie GmbH                               Germany
ARBO-tec Sensor-Technologie GmbH                            Germany
AZ Elektroanlagenbau GmbH                                   Germany
AZ Immobilien GbR                                           Germany
Babcock Sempell AG                                          Germany
Babcock Sempell Armaturen-Service GmbH                      Germany
CDK Holding Deutschland GmbH                                Germany
CDK Holding GmbH                                            Germany
Chemat GmbH                                                 Germany
Chemat Verwaltungs GmbH                                     Germany
Erichs Armatur AB                                           Germany
GH Montage GmbH                                             Germany
Grinnell Flow Control GmbH                                  Germany
Grinnell Flow Control GmbH & Co. Distribution OHG           Germany
Helmut Geissler Glasinstrumente GmbH                        Germany
Kendall Medizinische Erzeugnisse GmbH                       Germany
Keystone GmbH                                               Germany
Med. Holding GmbH                                           Germany
Otto Fankhanel & Sohn GmbH                                  Germany
Rathgeber BIOFORM GmbH                                      Germany
Raumschutzanlagenbau GmbH                                   Germany
SABO-Armaturen Service GmbH                                 Germany
Sempell Valves (Pvt) Ltd.                                   Germany
Thorn Sicherheits GmbH                                      Germany
Total Walther Feuerschutz Loschmittel GmbH                  Germany
Total Walther GmbH                                          Germany
Triangle Controls Ltd.                                      Germany
Tyco Holding GmbH                                           Germany
Tyco International Armaturen Holding GmbH i Gr.             Germany
Vonk Enschede BV                                            Germany
Zettler Hilfe e.V.                                          Germany

GREECE
ADT Greece S.A. (82.5%)                                     Greece
Greene Insurance Limited                                    Greece

GUAM
ADT Automotive Services of Guam, Inc.                       Guam

GUATEMALA
Grinnell Sistemas de Proteccion Contra Incendio,
  S.A. de C.V. (Guatamala)                                  Guatemala
Tyco Engineering and Construction S.A.                      Guatemala

     Subsidiary                              Place of Incorporation
     ----------                              ----------------------

HONG KONG
A&E Products (Far East) Limited                   Hong Kong
Crown Nation International Limited (50%)          Hong Kong
Dawson Engineering Limited (50%)                  Hong Kong
Kendall (Asia) Medical Products Limited           Hong Kong
Keystone Valve Hong Kong, Ltd.                    Hong Kong
ODG-Energy Controls Limited                       Hong Kong
Pioneer Faith International Limited (50%)         Hong Kong
Thorn Security (Hong Kong) Limited                Hong Kong
Wormald Engineering Services Ltd.                 Hong Kong
HUNGARY
Total Walther Contractor and Engineering          Hungary
INDIA
Keystone Valves (India) Pvt. Ltd.                 India
Modern Alarms & Electronics Pvt Ltd.              India
INDONESIA
P.T. ODG Wormald Indonesia (80%)                  Indonesia
IRELAND
A.E.L. Video (Ireland) Limited                    Ireland
ABA Electronics Ltd.                              Ireland
ACE Alarm Systems Ltd.                            Ireland
ADT Limited                                       Ireland
ADT Ltd.                                          Ireland
Abel Alarms Ireland Ltd.                          Ireland
Allied Alarms & Safes Ltd.                        Ireland
Allied Alarms Ltd.                                Ireland
Allied Metal Products Ltd.                        Ireland
Allied Security Products Ltd.                     Ireland
Exeter Insurance Company Limited                  Ireland
Huet Security Ltd.                                Ireland
IAMASCO Plc                                       Ireland
Knightline Ltd.                                   Ireland
Knightlock Ltd.                                   Ireland
Knightvision Ltd.                                 Ireland
Knightwatch Alarms, Ltd.                          Ireland
Mather & Platt (Ireland) Limited                  Ireland
Mather & Platt Ireland (Manufacturing) Limited    Ireland
Modern Security Systems Limited                   Ireland
Sandalwood (Ireland)                              Ireland
Securitag Ltd.                                    Ireland

     Subsidiary                                        Place of Incorporation
     ----------                                        ----------------------

Security Control Risk & Monitoring Ltd.                       Ireland
Tyco Ireland Limited                                          Ireland
ITALY
Biffi Italia S.r.l.                                           Italy
Keystone Vanessa S.r.l.                                       Italy
Wormald Italiana S.P.A.                                       Italy
Zettler App. Eletricci S.p.A.                                 Italy
JAPAN
Nihon Kendall K.K.                                            Japan
Nippon Keystone Corporation                                   Japan
KINGDOM OF SAUDI ARABIA
Abahsain-Cope, S.A. Ltd. (49%)                                Kingdom of
                                                                Saudi Arabia
KOREA
Keystone Valve (Korea) Limited                                Korea
LUXEMBOURG
ADT Finance S.A.                                              Luxembourg
ADT Luxembourg S.A.                                           Luxembourg
Ocarina S.A.                                                  Luxembourg
Tyco Group S.a.r.l.                                           Luxembourg
MALAYSIA
Brunsfield Holdings Sdn. Bhd. (50%)                           Malaysia
Brunsfield Thorn Technology Sdn. Bhd.                         Malaysia
Grinnell Supply Sales (Malaysia) Sdn. Bhd. (50%)              Malaysia
Innodouble (M) Sdn. Bhd. (51%)                                Malaysia
Keystone Valve (M) Sdn. Bhd.                                  Malaysia
Kijang Merger Sdn Bhd                                         Malaysia
Kumpulan Injap Kebesan (M) Sdn. Bhd.                          Malaysia
Mediquip Sdn. Bhd.                                            Malaysia
Thorn Security Services (Malaysia) Sdn. Bhd. (30%)            Malaysia
Tyco Engineering & Construction (Malaysia) Sdn. Bhd.          Malaysia
Tyco Flow Control (Malaysia) Sdn. Bhd.                        Malaysia
Tyco Grinnell KM Sdn. Bhd. (30%)                              Malaysia
MARSHALL ISLANDS
Coastal Cable Ship Co. Inc.                                   Marshall Islands
MEXICO
Ansul Mexico, S.A. de C.V.                                    Mexico
Carlisle Recycling de Mexico S.A. de C.V.                     Mexico
Cima de Acuna S.A. de C.V.                                    Mexico
Especialidades Medicas Kenmex, S.A.                           Mexico
Grinnell Sistemas de Proteccion Contra Incendio Mexico
  S.A. de C.V.                                                Mexico
Kemex Holding Company, S.A. de C.V.                           Mexico

     Subsidiary                                           Place of Incorporation
     ----------                                           ----------------------
Kendall de Mexico S.A. de C.V.                             Mexico
Plasticos Bajacal, S.A. de C.V.                            Mexico
Plasticos Mexical S.A. de C.V.                             Mexico
Productos de Atencion de Salud de Mexico, S.A.             Mexico
Tyco Engineering and Construction S.A. De C.V.             Mexico
Valvulas Keystone de Mexico S.A. de C.V.                   Mexico
NETHERLANDS
ADT Canada B.V.                                            Netherlands
ADT Canada Holdings B.V.                                   Netherlands
ADT Finance B.V.                                           Netherlands
ADT Holdings B.V.                                          Netherlands
ADT Security Services B.V.                                 Netherlands
ADT Security Systems Holdings B.V.                         Netherlands
Ansul B.V.                                                 Netherlands
Automated Loss Prevention Systems BV                       Netherlands
Automated Security Intl. BV                                Netherlands
Grinnell Sales & Distribution B.V.                         Netherlands
INBRAND Europe B.V.                                        Netherlands
Julian T. Holdings B.V.                                    Netherlands
Keystone Valve (Europa) B.V.                               Netherlands
Nieuwkerk B.V.                                             Netherlands
Pritchard Services B.V.                                    Netherlands
Pritchard Services Group B.V.                              Netherlands
Thorn Security Nederland B.V.                              Netherlands
Thulszorg Direct B.V. (90%)                                Netherlands
Total Walther B.V.                                         Netherlands
Tyco Labs Holland I B.V.                                   Netherlands
Tyco Waterworks B.V.                                       Netherlands
Unistrut (Benelux) B.V.                                    Netherlands
Vital Disposables BV ("INBRAND Benelux")                   Netherlands
Vital Medical BV                                           Netherlands
Walther Brandbeveiliging B.V.                              Netherlands
Wormald B.V.                                               Netherlands
Zettler Netherlands N.V.                                   Netherlands
NETHERLANDS ANTILLES
ADT Finance N.V.                                           Netherland Antilles
NEW ZEALAND
A.F.A. Monitoring Limited                                  New Zealand
ADT Holding Co. No. 3 Limited                              New Zealand
ADT Holdings Co. No. 1 Limited                             New Zealand
ADT Holdings Co. No. 2 Limited                             New Zealand
Armourguard Security Limited                               New Zealand
Command Nominees Limited                                   New Zealand
Danks Bros. Limited                                        New Zealand
Enlist Consulting Limited                                  New Zealand
Fire Protection Inspection Services Ltd. (19%)             New Zealand
Holyhead Holdings Limited                                  New Zealand

Subsidiary                                             Place of Incorporation
----------                                             ----------------------
Key Contact Limited                                    New Zealand
Keystone New Zealand Limited                           New Zealand
New Zealand Valve Company Limited                      New Zealand
Nortrac Engineering Limited                            New Zealand
Securacopy Services (1992) Limited                     New Zealand
Seekers Communications Limited                         New Zealand
Tyco New Zealand Limited                               New Zealand
NORWAY
Ergoform A.S. (71.5%)                                  Norway
Thorn Security Norge AS                                Norway
Wormald Control Systems A/S                            Norway
Wormald Signalco A/S                                   Norway
PANAMA
Finser International Holidays, Inc.                    Panama
Kendall Panama (pending)                               Panama
Kendall, S.A. (Panama)                                 Panama
Serleni World Holdings, Inc.                           Panama
PEOPLE'S REPUBLIC OF CHINA
Kendall-Yantai Medical Products Company, Ltd.          Peoples Republic of China
Keystone (Jingmen) Valve Co. Ltd. (80%)                Peoples Republic of China
Keystone Valve (China) Ltd.                            Peoples Republic of China
Shenyang OYT-Grinnell Fire Door Manufacturing
  Company Limited (50%)                                Peoples Republic of China
Shenyang Yarway Valve Co. Ltd. (56%)                   Peoples Republic of China
PHILIPPINES
Carlisle Philippines, Inc.                             Philippines
SINGAPORE
Grinnell Supply Sales Asia Pte. Ltd.                   Singapore
INBRAND Asia Pte. Ltd.                                 Singapore
Keystone Southeast Asia Pte. Ltd.                      Singapore
Thorn Security Pte. Limited                            Singapore
Tyco Engineering and Construction (SEA) Pte. Ltd.      Singapore
Tyco Laboratories International (1993) Pte. Ltd.       Singapore
SOUTH AFRICA
Intervalve (Pty) Ltd.                                  South Africa
Kendall South Africa (50%)                             South Africa
SPAIN
ADT-Prosegur Sistemas de Seguridad S.A. (50%)          Spain
Belgicast Internacional S.L.                           Spain
Division 7                                             Spain
INBRAND Espana                                         Spain
Productes Clinics S.A.                                 Spain
Productes del Latex, S.A.                              Spain
Serveis de Productes Sterilizats, S.L.                 Spain

Subsidiary                                                Place of Incorporation

Total Walther S.A.                                          Spain
Wormald Mather & Platt Espana S.A.(9)                       Spain
SWEDEN
Wormald Fire Systems A.B.                                   Sweden
Zedilla AB                                                  Sweden
SWITZERLAND
ADT Franchising AG                                          Switzerland
ADT Monitoring Services AG                                  Switzerland
ADT Services AG                                             Switzerland
Neotecha A.G.                                               Switzerland
Total Walther Feuerschutz A.G.                              Switzerland
TAIWAN
Carlisle Taiwan, Inc.                                       Taiwan
Keystone Valve (Taiwan) Ltd.                                Taiwan
Wormald Engineering Systems Taiwan Ltd.                     Taiwan
THAILAND
Kendall Gammatron Limited (85%)                             Thailand
Keystone Valve (Thailand) Ltd. (50%)                        Thailand
Tyco International (Thailand) Ltd. (50%)                    Thailand
TURKS AND CAICOS
Langport Limited                                            Turks and Caicos
Waveney Investments Limited                                 Turks and Caicos
US VIRGIN ISLANDS
Ferrari Medical International, Inc.                         US Virgin Islands
Rochester Cable and Rope (FSC) Co., Inc.                    US Virgin Islands
Tyco International Sales Corp.                              US Virgin Islands
UNITED ARAB EMIRATES
Anderson-Greenwood Middle East (50%)                        United Arab Emirates
UNITED KINGDOM
A.R.C. Fire Protection Ltd.                                 United Kingdom
A.S. (Overseas) Ltd.                                        United Kingdom
ADT                                                         United Kingdom
ADT (UK) Holdings plc                                       United Kingdom
ADT (UK) Limited                                            United Kingdom
ADT Alarms Limited                                          United Kingdom
ADT Aviation Limited                                        United Kingdom
ADT Finance PLC                                             United Kingdom
ADT Group PLC                                               United Kingdom
ADT Linen Services Limited                                  United Kingdom
ADT Pension Fund Limited                                    United Kingdom
ADT Properties Limited                                      United Kingdom
ADT Securities Limited                                      United Kingdom
ADT Security Systems Limited                                United Kingdom

      Subsidiary                                             Place of Incorporation
      ----------                                             ----------------------
ADT Travel Group Limited                                          United Kingdom
ADT Travel Holdings Limited                                       United Kingdom
ADT Travel Limited                                                United Kingdom
ADT Trustees Limited                                              United Kingdom
ADT UK Investments Limited                                        United Kingdom
AFA-MINERVA Limited                                               United Kingdom
ATG Manufacturing Ltd.                                            United Kingdom
Abbey Security International Ltd.                                 United Kingdom
Abbey Security Management Ltd.                                    United Kingdom
Access Control Systems Limited                                    United Kingdom
Advanced Absorbent Products Holdings Ltd.                         United Kingdom
Advanced Absorbent Products Ltd. (UK)                             United Kingdom
Advanced Alarm Systems Limited                                    United Kingdom
Airfone Communications Limited                                    United Kingdom
American District Telegraph Services International Limited        United Kingdom
Applied Maintenance Systems Limited                               United Kingdom
Ariel Burglary and Fire Protection Company Limited                United Kingdom
Ash Capital Finance (Jersey) Limited                              United Kingdom
Ash Group Services Ltd.                                           United Kingdom
Ash Rentals Limited                                               United Kingdom
Atlas Fire Engineering Limited                                    United Kingdom
Audio Education Limited                                           United Kingdom
Auto Auctions (Scotland) Limited                                  United Kingdom
Auto Auctions Limited                                             United Kingdom
Automated Loss Prevention Systems International Ltd.              United Kingdom
Automated Loss Prevention Systems Limited                         United Kingdom
Automated Loss Prevention Systems, Ltd.                           United Kingdom
Automated Security (Equipment) Limited                            United Kingdom
Automated Security (Holdings) PLC                                 United Kingdom
Automated Security (International) Limited                        United Kingdom
Automated Security (Investments) Limited                          United Kingdom
Automated Security (Properties) Ltd.                              United Kingdom
Automated Security Information Systems Technology Limited         United Kingdom
Automated Security Limited                                        United Kingdom
Avalon Emergency Systems Limited                                  United Kingdom
BCA (Auctions) Limited                                            United Kingdom
BCA (Mobile Homes) Limited                                        United Kingdom
BCA Sports Management Limited                                     United Kingdom
BCA Vehicle Preparation Limited                                   United Kingdom
Basingkirk Estates Limited                                        United Kingdom
Bedford Car Auctions Limited                                      United Kingdom
Bissell Healthcare Limited                                        United Kingdom
Blackbushe Airport Limited                                        United Kingdom

     Subsidiary                                   Place of Incorporation
     ----------                                   ----------------------

Britannia Access Systems Limited                       United Kingdom
Britannia Monitoring Services Limited                  United Kingdom
Britannia Photovision Limited                          United Kingdom
Britannia Security C.I. Limited                        United Kingdom
Britannia Security Group Limited                       United Kingdom
Britannia Security Systems (Midlands) Limited          United Kingdom
Britannia Security Systems (Southern) Limited          United Kingdom
Britannia Security Systems Limited                     United Kingdom
British Car Auctions (Aviation) Limited                United Kingdom
British Car Auctions (Flying) Limited                  United Kingdom
British Car Auctions Limited                           United Kingdom
Broadway Finance Systems Limited                       United Kingdom
Brocks Alarms Limited                                  United Kingdom
CDK U.K. Limited                                       United Kingdom
Camp Limited                                           United Kingdom
Camp Pension Trustees Limited                          United Kingdom
Campeire Limited                                       United Kingdom
Capitol Alarms Limited                                 United Kingdom
Carraun plc                                            United Kingdom
Cellularm Limited                                      United Kingdom
Charles Winn (Valves) Limited                          United Kingdom
Cheshire Alarm Services Ltd.                           United Kingdom
Chiltern Security Limited                              United Kingdom
Cleaners (South West) Limited                          United Kingdom
Cleaners Limited                                       United Kingdom
Coin Machine Sales Limited                             United Kingdom
Combat Alarms Limited                                  United Kingdom
Comforta Healthcare Ltd. (UK)                          United Kingdom
Communication & Tracking Services Limited              United Kingdom
Community Action Trust Crimestoppers Limited           United Kingdom
Constable's Alarm Company Limited                      United Kingdom
Countrywide Leisure Holdings Limited                   United Kingdom
D.C.S. Alarms Limited                                  United Kingdom
D.J. Security Alarms (Whales) Limited                  United Kingdom
D.J. Security Alarms Limited                           United Kingdom
Dicerule Limited                                       United Kingdom
Discount Disposables Ltd.                              United Kingdom
Donald Campbell Associates Limited                     United Kingdom
Dong Bang Minerva (UK) Limited                         United Kingdom
EMOS Rentals Limited                                   United Kingdom
Edward Barber & Company Limited                        United Kingdom
Edward Barber (U.K.) Limited                           United Kingdom
Electric Protection Services Limited                   United Kingdom
Ellis Son & Paramore Limited                           United Kingdom

     Subsidiary                                         Place of Incorporation
     ----------                                         ----------------------
Emos Information Systems Limited                            United Kingdom
Exbury Limited                                              United Kingdom
Excelsior Security Services Limited                         United Kingdom
Eyelevel Electronics Limited                                United Kingdom
Farnham Limited                                             United Kingdom
Finesnatch Limited                                          United Kingdom
Fire Defender (U.K.) Ltd. (50%)                             United Kingdom
Ford Electronic Services Limited                            United Kingdom
Freedom Systems Ltd.                                        United Kingdom
Frome Motor Auction Sales Limited                           United Kingdom
Gailey Caravan & Leisure Limited                            United Kingdom
General Cleaning Contractors Limited                        United Kingdom
Grinnell (U.K.) Ltd. (10)                                   United Kingdom
Grinnell Manufacturing (U.K.) Limited (11)                  United Kingdom
Grinnell Sales & Distribution (U.K.) Ltd.                   United Kingdom
Group Sonitrol Security Systems Limited                     United Kingdom
HMC Factors Limited                                         United Kingdom
Hawley International Finance Limited                        United Kingdom
Hertfordshire Security Systems Limited                      United Kingdom
Hindle Cockburns Limited                                    United Kingdom
Home Improvement Holdings Limited                           United Kingdom
Huddersfield Motor Auctions Limited                         United Kingdom
Hygieia Healthcare Holdings Ltd.                            United Kingdom
Hygieie Healthcare Ltd. (UK)                                United Kingdom
Industrial Cleaners (UK) Limited                            United Kingdom
Intergrated Transport Systems Limited (10%)                 United Kingdom
Itoba Limited                                               United Kingdom
JEL Building Management Limited                             United Kingdom
JEL Building Management Systems Limited                     United Kingdom
JMC Rehab Limited                                           United Kingdom
James Deacon Security Limited                               United Kingdom
Johnson and Sons Limited                                    United Kingdom
KS Lift Services Limited                                    United Kingdom
Kaldistone Limited                                          United Kingdom
Kean & Scott Limited                                        United Kingdom
Kendall Company (U.K.) Limited, The                         United Kingdom
Keystone Valve (U.K.) Ltd.                                  United Kingdom
Lander Urban Renewal Limited                                United Kingdom
Lastonet Products Limited                                   United Kingdom
Leprodux Limited                                            United Kingdom
Lesters Health Care Services Limited                        United Kingdom
Libas International Limited                                 United Kingdom
Linksview Limited                                           United Kingdom
Litepeel Limited                                            United Kingdom

          Subsidiary                                   Place of Incorporation
          ----------                                   ----------------------

Live-In-Style Furniture Limited                             United Kingdom
Loss Prevention Ltd.                                        United Kingdom
M1 Car Auctions Limited                                     United Kingdom
M1 Motor Car Auctions Limited                               United Kingdom
M25 Motor Auctions Limited                                  United Kingdom
M3 Car Auctions Limited                                     United Kingdom
Markden No. 1 Limited                                       United Kingdom
Markden No. 2 Limited                                       United Kingdom
Markden No. 3 Limited                                       United Kingdom
Markden No. 4 Limited                                       United Kingdom
Markden No. 5 Limited                                       United Kingdom
Markden No. 6 Limited                                       United Kingdom
Mather & Platt (Exports) Ltd.                               United Kingdom
Mather & Platt Fire Protection Limited                      United Kingdom
Mather and Platt Alarms Limited                             United Kingdom
Measham Motor Auctions Limited                              United Kingdom
Midland Counties Motor Auctions Limited                     United Kingdom
Minerva Fire Defence Limited                                United Kingdom
Mobile Pressure Cleaning Limited                            United Kingdom
Modern Alarms (Scotland) Limited                            United Kingdom
Modern Alarms Limited                                       United Kingdom
Modern Alarms Limited                                       United Kingdom
Modern Automated Security Limited                           United Kingdom
Modern Automatic Alarms (N.I.) Limited                      United Kingdom
Modern Automatic Alarms Limited                             United Kingdom
Modern Carecall Limited                                     United Kingdom
Modern Homepack Limited                                     United Kingdom
Modern Integrated Systems Limited                           United Kingdom
Modern Security Systems (IOM) Ltd.                          United Kingdom
Modern Security Systems (Products) Limited                  United Kingdom
Modern Security Systems Limited                             United Kingdom
Modern Telecom Limited                                      United Kingdom
Modern Telecom Security Limited                             United Kingdom
ODL Limited                                                 United Kingdom
OKD Limited                                                 United Kingdom
OMK Limited                                                 United Kingdom
PPR Alarms Limited                                          United Kingdom
Phoenix Security Services Limited                           United Kingdom
Photovision Rentals Limited                                 United Kingdom
Priory Security Services Limited                            United Kingdom
Pritchard Insurance Services Limited                        United Kingdom
Pritchard Laundries Limited                                 United Kingdom
Pritchard Services Group Investments Limited                United Kingdom

        Subsidiary                                      Place of Incorporation
        ----------                                      ----------------------

Progressive Securities Investment Trust Limited         United Kingdom
Prospect Cleaning Supplies Limited                      United Kingdom
Prospect House Investments Limited                      United Kingdom
Prospect House No. 11 Limited                           United Kingdom
Prospect House No. 5 Limited                            United Kingdom
Prospect House No. 7 Limited                            United Kingdom
Provincial Limited                                      United Kingdom
Pryor & Howard (1988) Limited                           United Kingdom
Redhill Security Services Limited                       United Kingdom
Region Protection (Notts) Limited                       United Kingdom
Renalarms Ltd.                                          United Kingdom
S&W Bedrooms Limited                                    United Kingdom
Screentone Limited                                      United Kingdom
Securis Products Ltd.                                   United Kingdom
Securitag International Limited                         United Kingdom
Security Alarms Limited                                 United Kingdom
Security Centres (Scotland) Limited                     United Kingdom
Security Centres (UK) Holdings Limited                  United Kingdom
Security Centres (UK) Limited                           United Kingdom
Security Centres Holdings Intl. Ltd.                    United Kingdom
Security Centres Holdings Limited                       United Kingdom
Security Centres Investments Limited                    United Kingdom
Security Systems (Rental) Limited                       United Kingdom
Security Watch Limited                                  United Kingdom
Shepton Holdings Limited                                United Kingdom
Shield Protection Limited                               United Kingdom
Show Contracts Limited                                  United Kingdom
Sky Signs Limited                                       United Kingdom
Snap Printing Limited                                   United Kingdom
Sonitrol Limited                                        United Kingdom
Sovereign Security Systems Limited                      United Kingdom
Spensall Engineering Limited                            United Kingdom
Splendour Cleaning Services Limited                     United Kingdom
Stapp Limited                                           United Kingdom
Steel Support Systems Limited                           United Kingdom
Steeplock Limited                                       United Kingdom
Streets Machine Operating Company Limited               United Kingdom
Stretford Security Services Limited                     United Kingdom
TSG Trustees Limited                                    United Kingdom
TVX Ltd.                                                United Kingdom
Taskman Security Services Limited                       United Kingdom
Telecom Security Limited                                United Kingdom
Ten Acre Securities Ltd.                                United Kingdom

   Subsidiary                                         Place of Incorporation
   ----------                                         ----------------------

Thameside Lock and Safe Company Limited                    United Kingdom
The British Car Auction Group Limited                      United Kingdom
The British Security Consortium Limited                    United Kingdom
The City Laundry (Norwich) Limited                         United Kingdom
The Commercial Motor Auctions Limited                      United Kingdom
The Expedier Development Company Limited                   United Kingdom
The G B Auction Group Limited                              United Kingdom
The Mirror Laundries Limited                               United Kingdom
The Motor Auctions (Derby) Limited                         United Kingdom
The Motor Auctions (London) Limited                        United Kingdom
The Motor Auctions (Scotland) Limited                      United Kingdom
The Motor Auctions Group Limited                           United Kingdom
Thorn Security Group Limited                               United Kingdom
Thorn Security International Limited                       United Kingdom
Thorn Security Limited                                     United Kingdom
Thornfire Limited                                          United Kingdom
Tinwald Limited                                            United Kingdom
Total Lift Services Limited                                United Kingdom
Tunite Limited                                             United Kingdom
Tustin Machine Tools Limited                               United Kingdom
Tyco Holdings (UK) Ltd.                                    United Kingdom
Tyco Valves Limited                                        United Kingdom
Tyne CarAuction Limited                                    United Kingdom
UCP Universal Consumer Products Limited                    United Kingdom
Ultra Security Alarms Limited                              United Kingdom
Unifast Systems Limited                                    United Kingdom
Unipower Limited                                           United Kingdom
Unirax Limited                                             United Kingdom
Unistrut Europe Ltd.                                       United Kingdom
Unistrut Holdings Ltd.                                     United Kingdom
Unistrut Limited                                           United Kingdom
Vic Engineering Limited                                    United Kingdom
Vital Communications International Ltd.                    United Kingdom
W&S Freeman Limited                                        United Kingdom
Wealdpoint Limited                                         United Kingdom
White Group Electronics Limited                            United Kingdom
Wholematch Limited                                         United Kingdom
Willow (Whales) Limited                                    United Kingdom
Wormald Ansul (U.K.) Ltd. (12)                             United Kingdom
Wormald Engineering Ltd.                                   United Kingdom
Wormald Fire Systems Ltd.                                  United Kingdom
Wormald Holdings (U.K.) Ltd.                               United Kingdom
Wormald Industrial Property Ltd.                           United Kingdom

Subsidiary                                             Place of Incorporation
----------                                             ----------------------

Zettler Limited                                             United Kingdom

URUGUAY
Bethany Trading Company                                     Uruguay

VENEZUELA
Ansul de Venezuela C.A.                                     Venezuela
Equipos Y Suministras Keystone de Venezuela C.A.            Venezuela
Kendall de Venezuela, C.A.                                  Venezuela

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UNITED STATES OF AMERICA

A&E Construction Products, Inc.                             Delaware, U.S.
A-G Safety Services, Inc.                                   Delaware, U.S.
AA Property Holdings, Inc.                                  Delaware, U.S.
AAAA Dealer Services, Inc.                                  Delaware, U.S.
Adaptive Design Technologies, Inc.                          Florida, U.S.
ADT Automotive Holdings, Inc.                               Delaware, U.S.
ADT Automotive Services, Inc.                               Delaware, U.S.
ADT Automotive, Inc.                                        Delaware, U.S.
ADT Aviations, Inc.                                         Delaware, U.S.
ADT Business Holdings, Inc.                                 Delaware, U.S.
ADT General Holdings, Inc.                                  Delaware, U.S.
ADT Holdings, Inc.                                          Delaware, U.S.
ADT, Inc.                                                   Florida, U.S.
ADT Investments II, Inc.                                    Delaware, U.S.
ADT Investments, Inc.                                       Delaware, U.S.
ADT Maintenance Services, Inc.                              Delaware, U.S.
ADT Operations, Inc.                                        Delaware, U.S.
ADT Property Holdings, Inc.                                 Delaware, U.S.
ADT Security Services, Inc.                                 Delaware, U.S.
ADT Security Systems, Manufacturing, Inc.                   Delaware, U.S.
ADT Security Systems, West, Inc.                            Delaware, U.S.
ADT Services, Inc.                                          Delaware, U.S.
ADT Speciality Auctions, Inc.                               Michigan, U.S.
ADT Title Holding Company II                                Delaware, U.S.
ADT Title Holding Company I                                 Delaware, U.S.
ADT Travel Services, Inc.                                   Delaware, U.S.
ALS Holdings, Inc.                                          Delaware, U.S.
API Security, Inc.                                          Delaware, U.S.
ATC Sales Company                                           Delaware, U.S.
Allied Tube & Conduit Corporation                           Delaware, U.S.
Alternative Ways, Inc.                                      New Jersey, U.S.

Subsidiary                                                Place of Incorporation

Anderson, Greenwood & Co.                                   Delaware, U.S.
Ansul, Incorporated(13)                                     Delaware, U.S.
Arius Inc.                                                  Delaware, U.S.
Armin Plastics Fairmont, Inc.                               Delaware, U.S.
Armin Plastics, Inc.(14)                                    Delaware, U.S.
Atcor, Inc.                                                 Delaware, U.S.
Auction Transport, Inc.                                     Delaware, U.S.
Automated Security Corp.                                    Delaware, U.S.
Automated Security Holdings, Inc.                           Delaware, U.S.
British Car Auctions, Inc.                                  Delaware, U.S.
CCTC International, Inc.                                    Delaware, U.S.
Carlisle Plastics, Inc.                                     Delaware, U.S.
Earth Tech, Inc.                                            California, U.S.
Earth Technology Corporation (USA), The                     Delaware, U.S.
Electro Signal Lab, Inc.                                    Delaware, U.S.
FCI Liquidations, Inc.                                      Delaware, U.S.
Flying Lion, Inc.                                           Delaware, U.S.
Grinnell Corporation(15)                                    Delaware, U.S.
Henry Pratt Company                                         Delaware, U.S.
J.B. Smith Mfg. Co.                                         Oklahoma, U.S.
James Jones Company                                         California, U.S.
Kendall Holding Company(17)                                 Georgia, U.S.
Keystone France Holdings Corp.                              Delaware, U.S.
Keystone Germany Holdings Corp.                             Delaware, U.S.
Keystone International Holdings Corp.                       Delaware, U.S.
Keystone International, Inc.                                Texas, U.S.
Keystone Kuwait, Inc.                                       Delaware, U.S.
Keystone Middle East, Inc.                                  Delaware, U.S.
Keystone Saudi, Inc.                                        Texas, U.S.
Keystone Valve-Middle East, Inc.                            Texas, U.S.
Keystone Valves and Controls, Inc.                          Texas, U.S.
Ludlow Corporation(16)                                      Massachusetts, U.S.
Ludlow Jute Company Limited                                 Massachusetts, U.S.
Mid-Atlantic Security, Inc.                                 Delaware, U.S.
Mobile Security Communications, Inc. (19%)                  Delaware, U.S.
Mueller Co.                                                 Illinois, U.S.
Mueller Co. Foundation                                      Illinois, U.S.
Mueller Holdings Corp.                                      Illinois, U.S.
Mueller Service Co.                                         Delaware, U.S.
Polyken Technologies Europe, Inc.                           Delaware, U.S.
Rochester Corporation, The                                  Delaware, U.S.
SSI Atlantic Crossing Holdings LLC                          Delaware, U.S.
SSI Atlantic Crossing LLC                                   Delaware, U.S.

     Subsidiary                                   Place of Incorporation
     ----------                                   ----------------------

Simplex Technologies Inc.                         Massachusetts, U.S.
Sonitrol Corporation                              Delaware, U.S.
Sonitrol Management Corporation                   Delaware, U.S.
Star Sprinkler, Inc.                              Delaware, U.S.
T.J. Cope Inc.                                    Delaware, U.S.
TME Management Corp.                              Delaware, U.S.
Team Engineering, Inc.                            Massachusetts, U.S.
Techcon International Inc.                        Delaware, U.S.
Transoceanic Cable Ship Company, Inc.             New York, U.S.
Tri-City Auto Auction, Inc.                       Washington, U.S.
Twitchell Corporation                             Alabama, U.S.
Tyco Holdings, Inc.                               Delaware, U.S.
Tyco International Asia, Inc.                     Delaware, U.S.
Tyco International (US) Inc.                      Massachusetts, U.S.
Tyco Printed Circuit Group Inc.                   Florida, U.S.
Tyco Receivables Corp.                            Delaware, U.S.
Tyco Submarine Systems Ltd.                       Delaware, U.S.
Unistrut Corporation                              Delaware, U.S.
Unistrut International Corp.                      Delaware, U.S.
United States Construction Co.                    Delaware, U.S.
WGV Liquidations, Inc.                            Delaware, U.S.
Water Holdings Corp.                              Delaware, U.S.
Wormald Americas, Inc.                            Delaware, U.S.
White Mountain Insurance Company                  Vermont, U.S.
Yarway Corporation                                Pennsylvania, U.S.
---------------
The above direct and indirect subsidiaries are included in the Consolidated Financial Statements of Tyco International Ltd., which is incorporated in Bermuda.
---------------

 (1) Also doing business under the following name: Firegard (Australia) Company

 (2) Also doing business under the following name: Guardian Fire Protection Co.

 (3) Also doing business as GAAM Fire & Rescue.

(4) Also doing business under the following names: Fire Guard A.F.S., Grinnell ACT, Grinnell Controlled Atmospheres, Grinnell Flow Control, Grinnell Supply Sales, Jefferson Electrical Services, O'Donnell Griffin, Planned Communications Australia, WF Energy Controls

 (5) Also doing business under the following names: Cecon Fire Doors (NSW only), Fire Systems Engineering, Metalbilt, Padde, Sealeck Doors & Windows.

 (6) Also doing business under the following names: ACT Plumbing & Maintenance, Advanced Systems Engineering, Building Asset Maintenance, E.P.S. Electrical & Plumbing Services, Fire Control Services, FHD Airconditioning, Goldfields Fire Services, Masterbilt Industries, Olsen Engineering Company, Quintrix Communications, Safeguard Fire Systems, Simplex Fire Protection Company, Tyco Fire Monitoring, Viking Fire Sprinklers, Williams Extinguisher Service, Wormald Advanced Systems Engineering, Wormald Building Products, Wormald Control Systems, Wormald Electronics, Wormald Fire & Safety, Wormald Fire Engineering, Wormald Technology

 (7) Also doing business under the following name: Viking Fire Sprinklers (SA and NT only)

 (8) Also doing business under the following names: Canvil, Mueller Canada, Grinnell Fire Protection, Grinnell Supply Sales, Wormald Canada, Scotia Sprinklers, Wormald Fire Systems

 (9) Also doing business under the following name: Wormald Espania

(10) Also doing business under the following names: Grinnell Firekil, GEM Consultants

(11) Also doing business under the following names: The Ansul Fabrication, Debro Engineering & Presswork

(12) Also doing business under the following names: Wormald Fire Systems, Wormald Engineering, Wormald Britannia, Wormald Lintott and Lintott Process Systems

(13) Also doing business under the following name: Ansul Fire Protection.

(14) Also doing business under the following names: Armin Plastics - Western Region, Armin Plastics California, Armin Thermodynamics, Armin Plastics Northeast Region, Armin Poly-Version, Armin Polyethylene Bag, Armin Roto-Lith, Armin Plastics - Southeast Region, Armin Plastics North Carolina, Armin Plastics - Central, Armin Plastics - Midwest Region, Armin Plastics Oklahoma.

(15) Also doing business under the following names: Anvil Products, Gem Sprinkler Company, Grinnell Flow Control, Grinnell Supply Sales Company, Grinnell Fire Protection Systems Company, Hersey Products, Tyco Flow Control, Tyco Fire and Security Services

(16) Also doing business under the following names: Accurate Forming, Ludlow Coated Products, Ludlow Technical Products, Twitchell, Uni-Patch.

(17) Also doing business under the following names: Kendall Healthcare, Kendall International, Kendall Polyken.